Form of Share Certificate

INCORPORATED UNDER THE LAWS OF
THE STATE OF WYOMING
[LOGO]
CUSIP NO. [sample]

               Oregon Mineral
Technologies, Inc.
AUTHORIZED COMMON STOCK:
SHARES PAR VALUE: $.001 PER
SHARE

                      THIS
CERTIFIES THAT

[SAMPLE]
IS THE RECORD HOLDER OF
____________________ Shares of
Advanced Mineral Technologies,
Inc. Common Stock transferable
on the books of the
Corporation in person or by
duly authorized attorney upon
surrender of this Certificate
properly endorsed.  This
Certificate is not valid until
countersigned by the Transfer
Agent and registered by the
Registrar.
Witness the facsimile seal of
the Corporation and the
facsimile signatures of its
duly authorized officers.

Dated:
Dated:

-----------------------
-----------------------
Secretary
President
[OREGON MINERAL TECHNOLOGIES,
INC. CORPORATE SEAL WYOMING]

Signature must be guaranteed
by a firm which is a member of
a registered national stock
exchange, or by a bank (other
than a savings bank), or a
trust company.  The following
abbreviations, when used in
the inscription on the face of
this certificate, shall be
construed as though they were
written out in full according
to applicable laws or
regulations.

Additional abbreviations may
also be used though not on the
above list.
For Value Received,
_____________________ hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
(Please print or typewrite
name and address, including
zip code or assignee)





______________________________
______________________________
____________
Shares

of the capital stock
represented by the within
certificate, and do hereby
irrevocably constitute and
appoint

______________________________
______________________________
____________
Attorney

to transfer the said stock on
the books of the within named
Corporation with full power of
substitution in the premises.

Dated:


NOTICE: The signature to this
assignment must correspond
with the name as written upon
the face of the certificate in
every particular without
alteration or enlargement or
any change whatever